FIRST AMENDMENT TO THE CARMAX, INC. BENEFIT RESTORATION PLAN AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2025 WHEREAS, CarMax, Inc. (the “Company”) maintains the CarMax, Inc. Benefit Restoration Plan (the “Plan”) for the benefit of eligible employees; and WHEREAS, the Plan was originally effective as of October 1, 2002, and has been subsequently amended and restated, with the most recent restatement effective January 1, 2025; and WHEREAS, pursuant to Section 9.1 of the Plan, the Company has the right by action of the Benefits Administration Committee (the “Committee”) to amend the Plan from time to time as necessary to ensure the Plan meets requirements of the Code, provided the amendment is not material to the Company or the Company’s shareholders. WHEREAS, the Company has determined that the following amendment is not financially material to the Company or the Company’s shareholders. WHEREAS, pursuant to the authority Plan section 9.1 and approval and authorization by the Committee on June 4, 2026, the Committee desires to amend the Plan as described herein for purposes of compliance with Section 409A of the Internal Revenue Code of 1986, as amended, in light of the termination of the CarMax, Inc. Pension Plan (the “Pension Plan”) and anticipated opening of a lump sum window under the Pension Plan later in this calendar year. NOW, THEREFORE, BE IT RESOLVED, the Plan is hereby amended as follows, effective as of July 1, 2026: 1. A new paragraph is added to the Introduction of the Plan, which shall read as follows: Effective July 1, 2026, Appendix A is amended to provide for a fixed time and form of payment of amounts accrued prior to January 1, 2005, that are earned and vested as of December 31, 2004 (“Pre-2005 Amounts”). Effective July 1, 2026, it is intended that the Plan comply in form and operation with Section 409A of the Code, including with respect to the Pre- 2005 Amounts. 2. The first sentence of Section 10.14 of the Plan is amended to read as follows: The Plan is intended to comply with Section 409A and official guidance issued thereunder (except, prior to July 1, 2026, with respect to amounts covered by Appendix A).

3. A new Section 7 (“Compliant Time and Form of Payment”) is added to Appendix A, which shall read as follows: Notwithstanding any provision of this Appendix A in effect prior to July 1, 2026, or any inconsistent provision of the Plan, but subject to the following sentence, a Participant’s Pre-2005 Supplemental Benefit shall be paid at the same time and in the same form as payment of such Participant’s Post-2004 Supplemental Benefit is made under the Plan (the “409A Payment Schedule), i.e., in accordance with (i) the elections made by the Participant under Article IV with respect to the Participant’s Post-2004 Supplement Benefit, (ii) Article IV and (iii) Article V; and, for clarity, payment under this Appendix A shall not be based on time and form of payment of a Participant’s benefit under the Pension Plan or based on Appendix A, Section 6. If payment of a Participant’s Pre-2005 Supplemental Benefit has commenced prior to July 1, 2026, such payments shall continue in accordance with the written, fixed schedule applicable thereto in effect immediately prior to July 1, 2026. For a Participant whose Pre-2005 Supplemental Benefit has not commenced prior to July 1, 2026, (i) any true- up to conform to the 409A Payment Schedule shall be made in 2026 on or after October 31, 2026; and (ii) such Participant’s actuarially determined remaining Pre-2005 Supplemental Benefit as of October 31, 2026, shall be paid on and after November 1, 2026, in accordance with the 409A Payment Schedule, all as determined by using actuarial adjustments, equivalencies and assumptions in accordance with the Plan. Section 4 of this Appendix A no longer applies as of July 1, 2026. AND FURTHER RESOLVED, that the appropriate members of the Company’s functions that support the duties of the Committee are hereby authorized and empowered to take such actions as they may deem necessary or appropriate to carry out the intent of the above resolution. [Signature page follows]

To record the adoption of this First Amendment by the Committee on June 4, 2026, the Company has caused this First Amendment to be signed on July 28, 2026. By: Title: Chair, Benefits Administrative Committee SVP, Chief Human Resources Officer /s/Craig T. Cronheim